HIT-Financed Affordable Housing Developments in Minnesota Celebrate Grand Openings

The AFL-CIO Housing Investment Trust (HIT) recently commemorated the grand opening of two HIT-financed, union-built affordable housing communities in Minnesota – Soul in St. Paul and Ladder 260 in Minneapolis. Since its inception, the HIT has financed 113 projects in Minnesota, including 83 in the Twin Cities, all built using 100% union construction labor.

Chris Shaw, HIT’s Director of Asset Management | Multifamily Production (pictured above), joined participants, including leaders from the St. Paul building trades, Merchants Capital, Schafer Richardson and local community members, in celebrating the project’s accomplishments. The HIT provided $37.3 million in financing towards the new construction of Soul.

Located in the West Side neighborhood, Soul offers 178 new apartment units, ranging from one to four bedrooms. All units are designated for households earning less than 60% of the area median income (AMI), with 20% of the units subsidized through American Rescue Plan Act (ARPA) funds. Families eligible for Soul’s ARPA units pay no more than 30% of their household income in monthly rent.

At Ladder 260 in Minneapolis, HIT Regional Director Paul Sommers gathered with labor leaders from the Minneapolis building trades (pictured below), Minnesota AFL-CIO and Minneapolis Regional Labor Federation, as well as developer Sherman Associates and local government officials, among others. The HIT provided $18.2 million in financing for the construction of the six-story Ladder 260, which is part of a larger redevelopment that includes a new fire station.

Ladder 260 has introduced 90 new units of high-quality, affordable apartment homes in the Mill District neighborhood. Each of these units is available to households ranging from 30% to 60% of AMI with 18 featuring an additional affordability component through a Housing Choice Voucher AHAP contract, which covers any portion of rent exceeding 30% of a renter’s monthly income. Notably, five of these 18 subsidized units are reserved for individuals experiencing homelessness, prioritizing those in urgent need of housing.

Throughout these opening events, attendees celebrated Soul and Ladder 260 as examples of action in response to Minneapolis and St. Paul’s affordable housing crisis. Each development provides essential housing for low-income families and demonstrates collaboration and innovation in creating effective solutions to ensure that everyone has access to stable housing. Labor has a rich history of empowering communities, providing essential housing, and creating job opportunities. For the past 40 years, the HIT has played a pivotal role in this mission throughout Minnesota.